UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 12, 2009
Municipal Mortgage & Equity, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11981 (Commission File Number)	52-1449733 (I.R.S. Employer Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland (Address of principal executive offices)		21202 (Zip Code)
Registrant’s telephone number, including area code: (443) 263-2900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 12, 2009, we issued a press release announcing that we had completed our consolidated financial statements as of December 31, 2006 and our restated financial statements as of December 31, 2005 and 2004. The press release included a summary of the information in those financial statements and a summary of the changes made by the restatement of our 2005 and 2004 consolidated financial statements are attached to that press release.
The financial statements and some information about them and about our internal control over financial accounting are being furnished under item 7.01 and as Exhibit 99.2 to this Report on Form 8-K.
More complete information, including a Management’s Discussion and Analysis of Financial Condition and Results of Operations and a Discussion of Internal Control over Financial Reporting, will appear in our Annual Report on Form 10-K for the year ended December 31, 2006, which we will file as promptly as practicable.
As is noted in the press release and in the financial statements, the balance sheet as of December 31, 2006 does not reflect the effect of changes in market conditions since December 31, 2006 on the values of assets reflected on that balance sheet. However, certain events and activities subsequent to December 31, 2006 are discussed in Note 22 to the financial statements.
Item 7.01 Regulation FD Disclosure
The Notes that are part of our consolidated financial statements at December 31, 2006 and our restated consolidated financial statements at December 31, 2005 and 2004 include disclosures relating to our current liquidity issues and the substantial reduction in our current business activities that have led to our independent registered public accountants’ including in their report on those financial statements an explanatory paragraph stating that there is substantial doubt relating to our ability to continue as a going concern.
Management did not complete its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, as required by Section 404(a) of the Sarbanes-Oxley Act of 2002. Management did, however, identify material weaknesses in internal control over financial reporting existing as of December 31, 2006. These material weaknesses in internal control over financial reporting related to, among other items, an ineffective company-wide control environment, the inability to prepare accurate and timely financial information, our internal audit function, missing or ineffective controls associated with the identification of, and accounting for, certain transactions in accordance with U.S. generally accepted accounting principles, such as consolidation of entities in which we own a minority interest, tax credit equity accounting and the application of fair value accounting. Because of these material weaknesses, which will be described in more detail in the Company’s 2006 Form 10-K, the Company did not maintain effective internal control over financial reporting as of December 31, 2006, based on the Internal Control — Integrated Framework issued by COSO. Further, had management completed its assessment, additional material weaknesses in internal control over financial reporting as of December 31, 2006 might have been identified. In addition, management identified material weaknesses in connection with the preparation of the financial statements described above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 —	Press release dated February 12, 2009

99.2 —	Consolidated financial statements of Municipal Mortgage & Equity, LLC as of and for the years ended December 31, 2006, 2005 and 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC
February 13, 2009	By:	/s/ Michael L. Falcone
		Name:	Michael L. Falcone
		Title:	Chief Executive Officer and President